Statement of Additional Information (SAI) Supplement American Century Mutual Funds, Inc.
Supplement dated May 17, 2025 ■ Statement of Additional Information dated March 1, 2025

Rob Brookby, Vice President and Senior Portfolio Manager, no longer serves as portfolio manager for the fund effective
May 16, 2025.

The following entry is added for Rahul Jadhav in the Accounts Managed table on pages 42-43 of the SAI:

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments- subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts including incubation strategies and corporate money)
Rahul Jadhav[1]	Number of Accounts	3	0	0
	Assets	$6.8 billion(2)	$0	$0
1 Information provided as of May 13, 2025.
2 Includes $6.2 billion in Heritage Fund.

The following entry for Rahul Jadhav is added in the Ownership of Securities table on pages 45-46 of the SAI:

Ownership of Securities
Aggregate Dollar Range of Securities in Fund
Heritage
Rahul Jadhav[1]	E
Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.
1 Information provided as of May 13, 2025.

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